                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    NATIONAL R.V. HOLDINGS, INC.
     ----------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement
                     if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

-------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------

5) Total fee paid:

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

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     -------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------

     3) Filing Party:

     -------------------------------------------------

     4) Date Filed:

     -------------------------------------------------

                    NATIONAL R.V. HOLDINGS, INC.
                      3411 N. Perris Boulevard
                      Perris, California 92571

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     to be held on May 29, 1998


          The Board of Directors of National R.V. Holdings, Inc., a Delaware corporation (the "Company"), hereby gives notice that the 1998 Annual Meeting of Stockholders of the Company will be held on Friday, May 29, 1998, at 9:00 a.m., Pacific Standard Time, at the Company's headquarters located at 3411 N. Perris Boulevard, Perris, California 92571, for the following purposes:

     1. To elect three persons to serve on the Company's Board of Directors as Class II Directors until the 2001 Annual Meeting of
Stockholders or until their successors are duly elected and qualified as provided in the Company's By-laws.

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to increase the authorized shares of Common Stock from 10,000,000 to 25,000,000.

     3. To consider and vote upon a proposal to approve the Company's 1997 Stock Option Plan.

     4. To ratify the selection by the Board of Directors of Price Waterhouse LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     5. To transact such other and further business as may properly come before the meeting or any adjournment(s) thereof.

          Stockholders of record at the close of business on April 16, 1998 are entitled to notice of and to vote at the meeting. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its 1997 Annual Report to Stockholders are enclosed herewith.

                              By Order of The Board of Directors

                              /s/ Stephen M. Davis

                              Stephen M. Davis, Secretary

April 29, 1998

                    NATIONAL R.V. HOLDINGS, INC.
                      3411 N. PERRIS BOULEVARD
                      PERRIS, CALIFORNIA 92571

                          PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                          ON MAY 29, 1998

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and 1997 Annual Report to Stockholders are being furnished in connection with the solicitation by the Board of Directors of National R.V. Holdings, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Friday, May 29, 1998, at 9:00 a.m., Pacific Standard Time, at the Company's headquarters located at 3411 N. Perris Boulevard, Perris, California 92571, and at any adjournments thereof. This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about April 29, 1998.

     The close of business on April 16, 1998 has been selected as the record date (the "Record Date") for determining the holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to receive notice of and vote at the Annual Meeting. On the Record Date, there were 6,497,589 shares of Common Stock outstanding and approximately 81 holders of record. Holders of Common Stock are entitled to one vote per share.

     The presence in person or by properly executed proxy of the record holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Elections of directors will be determined by a plurality of vote of all shares present in person or by properly executed proxy and voting at the Annual Meeting. The affirmative vote of the record holders of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Company's Certificate of Incorporation. The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the 1997 Stock Option Plan. The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent public accountants.

     Unless proxies have been previously revoked, all shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. Any person giving a proxy has the power to revoke it, in writing delivered to the Secretary of the Company at the address given above, at any time prior to its exercise. If no direction is given, a properly executed proxy will be voted FOR the election of the persons named under "Election of Directors," FOR the approval of the amendment to the Company's Certificate of Incorporation, FOR the approval of the 1997 Stock Option Plan and FOR the ratification of the selection of Price Waterhouse LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by Delaware law, to vote in accordance with their own judgment on such matters.


                         ELECTION OF DIRECTORS

ITEM 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven members and is divided into three classes of directors serving three-year terms. One class of directors is elected by stockholders at each annual meeting to serve until the third annual meeting following such annual meeting or until their successors are elected and qualified. At the Annual Meeting, stockholders will elect three Class II Directors to serve until the Annual Meeting of Stockholders to be held in 2001 and until their successors are elected and qualified.

Nominees for Class II Director
------------------------------

     Robert B. Lee, Greg McCaffery and Stephen M. Davis, incumbent Class II Directors, have been nominated by management for reelection to the Board of Directors as Class II Directors at the Annual Meeting and have consented to serve as such, if elected. Certain information regarding these nominees is set forth below in the section entitled "Management of the Company - Executive Officers and Directors."

Vote Required
-------------

     The affirmative vote of the record holders of a plurality of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to elect Directors. The enclosed proxy provides a means for stockholders to vote for the election of the nominees or to withhold authority to vote for such nominees. Abstentions with respect to the election of the nominees for Class II Directors will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

     It is the intention of the persons in the enclosed proxy to vote FOR the election of Robert B. Lee, Greg McCaffery and Stephen
M. Davis to serve as Class II Directors of the Company. Messrs. Lee, McCaffery and Davis, who currently serve as Directors, have consented to be named in this Proxy Statement and to continue to serve if elected. Management does not contemplate or foresee that the nominees will be unable or unwilling to serve or be otherwise unavailable for election.

Board Recommendation
--------------------

     The Board of Directors recommends that stockholders vote FOR the election of the nominees for Class II Directors set forth above.


                    APPROVAL OF AMENDMENT TO
          THE COMPANY'S CERTIFICATE OF INCORPORATION

ITEM 2 -- PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION

General
-------

     At the Annual Meeting, the Company's stockholders will be asked to vote on a proposal to amend the Company's Certificate of Incorporation in order the increase the number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000.

     By resolution adopted on March 17, 1998, the Board of Directors of the Company proposed the adoption by the Company's stockholders of an amendment to the Company's Certificate of Incorporation pursuant to which the number of authorized shares of Common Stock would be increased from 10,000,000 shares to 25,000,000 shares, and the Board directed that the proposed amendment be submitted to a vote of the Company's stockholders at the Annual Meeting. If the proposed amendment is approved and upon its filing with the Secretary of State of the State of Delaware, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock. The proposed Amendment to the Company's Certificate of Incorporation is attached hereto as Exhibit I hereto.


     Of the 10,000,000 currently authorized shares of Common Stock, as of April 1, 1998, 6,497,589 shares were issued and outstanding and an additional 1,665,428 shares were reserved for issuances in connection with outstanding options and warrants. The Company's Board of Directors has also reserved for issuance an additional

157,749 shares upon the exercise of options which may be granted in the future under the Company's existing option plans. Although presently authorized shares are sufficient to meet all present requirements of the Company and the Company presently has no specific plans to issue additional authorized shares of Common Stock, the Company's Board of Directors believes that it is desirable that the Company have the flexibility to issue a substantial number of shares of the Company Common Stock without further stockholder action unless required by applicable law or regulation. The availability of additional shares will enhance the Company's flexibility in connection with possible future actions, such as equity financings, acquisitions, stock dividends, stock splits and employee benefit programs. The Company's Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

     The Company Board of Directors does not intend to seek further stockholder approval prior to the issuance of any additional shares in future transaction unless required by law, the Certificate of Incorporation or the rules of any stock exchange upon which the stock may be listed or quoted, or unless the Company deems its advisable to do so. Further, the Company's Board does not intend to issue any of the Common Stock to be authorized under the proposed amendment to the Certificate of Incorporation except upon the terms the Board deems to be in the best interests of the Company and its stockholders. The issuance of additional shares of Common Stock without further stockholder approval may, among other things, have a dilutive effect on earnings per share and on the equity of the present holders of the Common Stock and their voting rights. Holders of Common Stock have no preemptive rights. The availability for issuance of additional shares of the Company Common Stock also could have the effect of rendering more difficult or discouraging an attempt to obtain control of the Company.

Vote Required
-------------

     The affirmative vote of the record holders of a majority of the outstanding shares of the Common Stock is required to approve the proposed amendment to the Company's Certificate of Incorporation. Abstentions and broker non-votes with respect to the approval of the proposed amendment to the Company's Certificate of Incorporation will have the same effect as a vote against such proposal.

Board Recommendation
--------------------

     The Board of Directors recommends that stockholders vote FOR the approval of the proposed amendment to the Company's Certificate of Incorporation set forth above.

          APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN

ITEM 3 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997
          STOCK OPTION PLAN

General
-------

     On June 3, 1997, the Company's Board of Directors adopted the Company's 1997 Stock Option Plan (the "1997 Option Plan"). The following summary of the provisions of the 1997 Option Plan is qualified in its entirety by express reference to the text of the 1997 Option Plan attached as Exhibit II hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the 1997 Option Plan.

Shares Granted and Reserved
---------------------------

     Under the 1997 Option Plan, a total of 600,000 shares of Common Stock are reserved to be issued upon exercise of options granted under the plan, subject to adjustment in the event of, among other things, an increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. As of December 31, 1997, options for the purchase of a total of 600,000 shares had been granted and were outstanding under the 1997 Option Plan. Such 600,000 options were granted pursuant to resolutions unanimously adopted by all the members of the Board of Directors on June 4, 1997. The Board of Directors based its decision with respect to individual awards under the 1997 Option Plan on numerous factors, including an individual's level of responsibility with Company, his or her performance and the Company's performance during the period prior to the date of such awards and his or her expected contribution to the future performance of the Company.


     Included within such total of 600,000 options are options granted to the Company's Chairman, Mr. Gary N. Siegler, to purchase 187,500 shares; to the Company's President and Chief Executive
Officer, Mr. Wayne M. Mertes, to purchase 95,000 shares; to the
Chairman and Chief Executive Officer of the Company's Country
Coach, Inc. subsidiary ("CCI"), Mr. Robert B. Lee, to purchase
65,000 shares; to non-employee directors Messrs. Neil H. Koffler and Stephen M. Davis, to purchase 12,500 shares each; to the Company's Chief Financial Officer and Treasurer, Mr. Kenneth W.
Ashley, to purchase 30,000 shares; and to 23 other employees and a former director as a group, to purchase 197,500 shares. All of such options provide for an option exercise price equal to $15.125 per share, reflecting the "fair market value" (as defined below) on June 4, 1998, the date of grant. The options granted to Messrs. Siegler, Mertes, Lee, Koffler and Davis vested immediately upon grant and expire ten years from the date of grant. Options granted to Mr. Ashley and other employees vest in three equal annual installments and expire five years from the date of grant. On
April 1, 1998 the closing sales price of one share of Common Stock on the Nasdaq National Market was $36.625.

Plan Description
----------------

     Purpose. The purpose of the 1997 Option Plan is to strengthen the Company by providing an incentive to its employees, consultants and directors and encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Common Stock of the Company.

     Administration. The 1997 Option Plan provides that it shall be administered by the Board of Directors or, at its option, a committee of the Board of Directors. Subject to the terms of the 1997 Option Plan, the Board has full power to select, from among the employees and directors eligible for option grants, the individuals to whom options will be granted, and to determine the specific terms and conditions of each option grant in a manner consistent with the 1997 Option Plan; to waive compliance by participants with terms and conditions of option grants; to modify or amend option grants in a manner consistent with the 1997 Option Plan; to interpret the 1997 Option Plan and decide any questions and settle all controversies and disputes that may arise in connection therewith; and to adopt, amend, and rescind rules and regulations for the administration of the 1997 Option Plan. Determinations of the Board on all matters relating to the 1997 Option Plan are conclusive.

     Eligibility. Options may be granted to any employee, consultant or director of the Company, provided that incentive stock options (as defined below) may only be granted to employees and to directors who are also employees.

     Options: Grants and Exercise. The 1997 Option Plan permits the granting of non-transferable stock options that qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable stock options that do not so qualify ("non-statutory options"). The option exercise price of each option is to be determined by the Board, but it may not be less than 100% of the fair market value of the shares on the date of grant (and, with respect to ISOs, 110% in the case of a person who owns stock possessing more than 10% of the voting power of the Company (a "10% stockholder")). For purposes of the 1997 Option Plan, "fair market value" on any given date means the average of the high and low sales price at which Common Stock is traded on such date as reflected on the Nasdaq National Market.

     The term of each option shall be determined by the Board; provided, however, in the case of an ISO, the term may not exceed ten years from the date of grant (five years, in the case of a 10% stockholder); non-statutory options have a term limited to ten years (five years, in the case of a 10% stockholder) from the date of grant.

     The Board determines at what time or times and under what conditions (including performance criteria) each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board. The Board also determines, at the time of grant of each option, the terms and conditions under which the options granted to a participant may be exercised in the event of such participant's termination of service as an employee or director as a result of death, disability or termination of employment.

     To the extent not otherwise provided by the Board, options granted to employees become exercisable in three installments, each equal to one-third of the entire option granted and exercisable on the first, second and third anniversaries of the grant date, respectively. In the event of termination of a participant's service to the Company, vested options may be exercised within one year following the date of death or following a determination of disability and within three months following termination for any other reason; except that, if such termination is for cause, the options will not be exercisable following such termination. In no event may an option be exercised later than the date of expiration of the term of the option as set forth in the agreement evidencing such option.

     In order to exercise an option, the participant must provide written notice and full payment to the Secretary of the Company. The option exercise price of options granted under the 1997 Option Plan must be paid for in cash or other shares of Common Stock upon such terms and conditions as determined by the Board. The Board may require that upon exercise of an option, certificates representing shares thereby acquired bear an appropriate restrictive legend if the sale of the shares has not been registered under the Securities Act of 1933, as amended.

     No option may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an option may only be exercised by him or her.

     Mergers and Consolidations. In the event of a dissolution or liquidation or merger or consolidation of the Company, the options shall continue in effect in accordance with their respective terms, and each participant shall be entitled to receive the same number and kind of stock, securities, cash, property or other consideration that each holder of Common Stock was entitled to receive in the transaction in respect of the Common Stock.

     Amendment. The Board may amend the 1997 Option Plan or any outstanding option for any purpose which may at the time be permitted by law, except that no amendment or termination of the 1997 Option Plan may adversely affect the rights of any participant (without his or her consent) under an option previously granted.

     Term of Plan. Unless sooner terminated by the Board, the 1997 Option Plan will terminate at the tenth anniversary of the date of adoption by the Board.

Certain Federal Income Tax Consequences
---------------------------------------

     The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the 1997 Option Plan (and, except as otherwise indicated, the Company's prior option plans described under the heading "Management of the Company - Stock Option Plans" in this Proxy Statement). It is general in nature and is not intended to cover all tax consequences that may apply to a 1997 Option Plan participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the 1997 Option Plan should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 1997 Option Plan. This discussion is based on the Code as currently in effect.

     If an option (whether an ISO or non-statutory) is granted to a participant in accordance with the terms of the 1997 Option Plan, no income will be recognized by such participant at the time the option is granted.

     Generally, on exercise of a non-statutory option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Except as described in the next paragraph, such amount of employee compensation will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-statutory option.

     Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, among other things, cash compensation and the difference between the exercise price of non-statutory options (and ISO's in the case of a disqualifying disposition) and the value of the underlying stock on the date of exercise. Under the Code, the Company may deduct such compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1.0 million or meets certain other conditions. Because the grants of options under the 1997 Option Plan, the 1996 Stock Option Plan described under the heading "Management of the Company - Stock Option Plans" and certain outstanding options to purchase an aggregate of 120,950 shares of Common Stock granted outside of the Company's option plans have not met the applicable conditions, compensation resulting from the exercise of such options will be subject to the deduction limitations described above.

     Generally, on exercise of an ISO, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain.

     If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes exercisable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

     Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, by application of Code Section 83 to those participants who are subject to Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of:
(i) six months following the date of grant, and (ii) the date of exercise of the option.

Vote Required
-------------

     The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the 1997 Option Plan. Approval of the 1997 Option Plan by stockholders is required for ISO options granted under the 1997 Option Plan to meet the requirements of Code Section 422 and for options granted under the 1997 Option Plan to persons potentially liable under Section 16 of the Exchange Act to be exempt from liability to the extent provided under Rule 16b-3 thereunder. Abstentions will have the same effect as a vote against the approval of the 1997 Option Plan and broker non-votes will have no effect on such vote.

Board Recommendation
--------------------

     The Board of Directors recommends that stockholders vote FOR the approval of the 1997 Option Plan.

          RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

ITEM 4 -- RATIFICATION OF APPOINTMENT OF
          INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1998. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Price Waterhouse LLP be submitted to stockholders for ratification because management believes this matter is of such significance as to warrant stockholder participation. The Company expects representatives of Price Waterhouse LLP to be present at the Annual Meeting in person or by telephone conference to respond to appropriate stockholder questions, and they will be given the opportunity to address the stockholders, if they so desire.

Vote Required
-------------

     The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting and voting is required to ratify the selection of the independent public accountants. Abstentions and broker non-votes will have no effect on the vote for the ratification of the selection of the independent public accountants.

Board Recommendation
--------------------

     The Board of Directors recommends that stockholders vote FOR ratification of the selection of Price Waterhouse LLP, as the Company's independent public accountants for the fiscal year ending December 31, 1998.

                    MANAGEMENT OF THE COMPANY

     The executive officers, directors and other key employees of the Company are as follows:

=================================================================
Name                     Age                 Position
-------------------------------------------------------------------
Gary N. Siegler          36        Chairman of the Board
-------------------------------------------------------------------
Wayne M. Mertes          61        President, Chief Executive
                                   Officer and Director
------------------------------------------------------------------
Robert B. Lee            59        Director
------------------------------------------------------------------
Doy B. Henley            68        Director
------------------------------------------------------------------
Greg McCaffery           45        Director
-------------------------------------------------------------------
Stephen M. Davis         43        Director and Secretary(1)
-------------------------------------------------------------------
Neil H. Koffler          31        Director and Assistant
                                   Secretary(1)
-------------------------------------------------------------------
Kenneth W. Ashley        53        Chief Financial Officer and
                                   Treasurer
-------------------------------------------------------------------
Other Key Employees:
-------------------------------------------------------------------
Jack L. Courtemanche     63        President of CCI
------------------------------------------------------------------
Lewis E. Howard          64        General Manager of NRV
------------------------------------------------------------------
Edward Read              47        Vice President of Manufacturing
                                   of CCI
------------------------------------------------------------------
J. Raul Gimenez          43        Director of Engineering of NRV
-------------------------------------------------------------------
Michael K. Woods         58        National Sales Director of NRV
=================================================================

-----------

(1)  Member of the Audit Committee.

Executive Officers and Directors
--------------------------------

     GARY N. SIEGLER. Mr. Siegler has served as Chairman of the Board of Directors of the Company since April 1989 and as Vice President and Secretary from April 1989 to August 1993. Mr. Siegler is a Class I director whose term expires in 1999. Mr. Siegler is a co-founder and, since January 1989, has been President of Siegler, Collery & Co., a New York-based investment firm ("Siegler Collery"). Mr. Siegler is a member of the general partner of The SC Fundamental Value Fund, L.P., a fund investing in marketable securities, an executive officer of SC Fundamental Value BVI, Inc., the managing partner of the investment advisor to an off-shore fund investing in marketable securities, and an executive officer of 712 Advisory Services, Inc., a financial advisory firm which also provides services to the Company. Mr. Siegler also serves as the Chairman of the Board of Directors of Medical Resources, Inc., a provider of diagnostic imaging services.

     WAYNE M. MERTES. Mr. Mertes has been a director of the Company since October 1991 and President and Chief Executive Officer of the Company since August 1993. Mr. Mertes is a Class I director whose term expires in 1999. Mr. Mertes co-founded the predecessor of National R.V., Inc., the Company's wholly-owned operating subsidiary ("NRV") in 1964 under the name Dolphin Trailer Company and has continuously served as an executive officer of such predecessor and, subsequently, NRV since such time.

     ROBERT B. LEE. Mr. Lee has been a director of the Company since November 1996. Mr. Lee is a Class II director whose term expires at the Annual Meeting. See "Election of Directors -- Nominees for Class II Director." Mr. Lee founded the Company's Country Coach, Inc. subsidiary ("CCI") in 1973 and has continuously served as Chairman and Chief Executive Officer of CCI since such time.

     DOY B. HENLEY. Mr. Henley has been a director of the Company since February 1998. Mr. Henley is a Class III director whose term expires in 2000. Mr. Henley is a founder and, since 1966, has been the Chairman and Chief Executive Officer of Aeromil Engineering Company, a computer-automated manufacturing firm engaged in the production of complex machined titanium track systems and structural components for the aerospace industry.

     GREG McCAFFERY. Mr. McCaffery has been a director of the Company since February 1998. Mr. McCaffery is a Class II director whose term expires at the Annual Meeting. See "Election of Directors -- Nominees for Class II Director." Mr. McCaffery is a founder and, since 1984, has operated McCaffery Homebuilders, a builder of custom homes located in Orange Country, California.

     STEPHEN M. DAVIS. Mr. Davis has been a director and Secretary of the Company since August 1993 and Assistant Secretary and Assistant Treasurer from May 1989 to August 1993. Mr. Davis is a Class II director whose term expires at the Annual Meeting. See "Election of Directors -- Nominees for Class II Director." For more than the last five years, Mr. Davis has been a partner of the law firm Werbel & Carnelutti, A Professional Corporation. Mr. Davis is also a director of Medical Resources, Inc.

     NEIL H. KOFFLER. Mr. Koffler has been a director of the Company since August 1993 and Assistant Secretary since September 1993. He is a Class III director whose term expires in 2000. Mr. Koffler has been employed by Siegler Collery since June 1989. In addition, Mr. Koffler is a member of the general partner of The SC Fundamental Value Fund, L.P., a fund investing in marketable securities, an executive officer of SC Fundamental Value BVI, Inc., the general partner of the investment advisor to an off-shore fund investing in marketable securities, and an executive officer of 712 Advisory Services, Inc., a financial advisory firm which also provides services to the Company. Mr. Koffler is a director of Medical Resources, Inc.

     KENNETH W. ASHLEY. Mr. Ashley has been Chief Financial Officer and Treasurer of the Company since August 1993. Mr. Ashley has served as NRV's Chief Financial Officer since 1989 and served as its Controller from 1987 to 1989. Mr. Ashley is a certified public accountant.

Other Key Employees
-------------------

     JACK L. COURTEMANCHE. Mr. Courtemanche is the President of CCI and has served in such capacity since 1990. From 1982 to 1989, Mr. Courtemanche served as Assistant to the President of the United States in the Reagan Administration. Prior to 1982, Mr. Courtemanche was owner and President of Crown Coach Corporation, a California manufacturer of school and transit buses and fire trucks.

     LEWIS E. HOWARD. Mr. Howard is General Manager of the Company and has served as General Manager of NRV since 1976.

     EDWARD READ. Mr. Read is the Vice President of Manufacturing of CCI and has served in such capacity since 1989.

     J. RAUL GIMENEZ. Mr. Gimenez has been Director of Engineering for NRV since October 1996 and was employed by Fleetwood
Enterprises for four years prior thereto.

     MICHAEL K. WOODS. Mr. Woods is National Sales Director of the Company and has served as National Sales Director of NRV since
1990. From 1987 to 1990, Mr. Woods served as a sales executive of NRV.

Board of Directors and Committees
---------------------------------

     Pursuant to the Company's Bylaws, the Company's Board of Directors is divided into three classes of Directors serving three-year terms. One class of directors is elected by stockholders at each annual meeting to serve until the third annual meeting following such annual meeting or until their successors are elected and qualified. In the case of a vacancy, a director will be appointed by a majority of the remaining directors then in office to serve the remainder of the term left vacant. Other than Messrs. Henley and McCaffery, directors do not receive any fees for attending Board meetings. Each of Messrs. Henley and McCaffery receive a director's fee of $1,000 per month. Directors are entitled to receive reimbursement for travelling costs and other out-of-pocket expenses incurred in attending Board meetings.
During the year ended December 31, 1997, the Board of Directors held five meetings (all of which were by written consent). All incumbent directors attended at least 75 percent of those meetings and of its committees of which they were members that were held while they were serving on the Board or such committee.

     The Board of Directors has established an Audit Committee, currently consisting of Messrs. Davis and Koffler. The Audit Committee reviews the performance of the independent accountants as auditors for the Company, discusses and reviews the scope of the prospective annual audit and reviews the results with the auditors. The Audit Committee held one meeting during the year ended December 31, 1997. During 1998, the Company intends to establish a Compensation Committee consisting of independent directors in order to review and make recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Company, including the granting of stock options. The Company does not have a standing nominating committee.

     Pursuant to the Company's Bylaws, officers of the Company hold office until the first meeting of directors following the next annual meeting of stockholders and until their successors are chosen and qualified. It is anticipated that immediately following the Annual Meeting, the Board of Directors elected at the Annual Meeting will hold the 1998 Annual Meeting of the Board of Directors. At such meeting, it is anticipated that the current officers of the Company will be re-elected to serve in the capacities set forth above until the next Annual Meeting of the Board of Directors or until their respective successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during the year ended December 31, 1997, except as set forth below, all filing requirements applicable to its officers and directors were complied with by such individuals. Mr. Gary N. Siegler, the Chairman of the Company, inadvertently failed to timely report on Form 4 three bequests of shares of Common Stock to charitable foundations. Mr. Stephen M. Davis, a director of the Company, inadvertently failed to timely report on Form 4 a distribution of shares of Common Stock to him from a limited partnership.

Compensation of Chairman and Executive Officers
-----------------------------------------------

     The following table sets forth all compensation awarded to, earned by or paid to the Company's Chairman and each of the Company's executive officers (the "Named Individuals") for the Company's fiscal periods as specified below:

=================================================================
                                                Long
                                                Term
                         Annual                 Compen-
                      Compensation              sation
-------------------------------------------------------------------

                                      Other               All Ot-
Name and                              Annual            her
Principal                             Compen- Options/  Compen-
Position  Year(1)   Salary    Bonus   sation(2)SARs       sation
-------------------------------------------------------------------
Gary N.   Twelve   $130,000  $ 60,000  ----   187,500   $220,000(3)
Siegler   Months
Chairman  Ended
          12/31/97

          Twelve   $130,000  $ 50,000  ----    92,500   $535,000(3)
          Months
          Ended
          12/31/96

          Seven      ----     ----     ----    56,250    $75,000(3)
          Months
          Ended
          12/31/95

          Twelve     ----     ----     ----    45,000   $150,000(3)
          Months
          Ended
          5/31/95
-------------------------------------------------------------------
Wayne M.  Twelve   $240,000  $200,000  ----    95,000    ----
Mertes    Months
President Ended
and Chief 12/31/97
Executive
Officer   Twelve   $223,073  $200,000  ----    50,000    ----
          Months
          Ended
          12/31/96

          Seven    $128,333   $87,500  ----    30,000    ----
          Months
          Ended
          12/31/95

          Twelve   $220,000   $150,000 ----    22,500    ----
          Months
          Ended
          5/31/95
-------------------------------------------------------------------
Kenneth   Twelve   $101,658   $68,272  ----    30,000    ----
W. Ashley Months
Chief     Ended
Financial 12/31/97
Officer
          Twelve    $89,362   $61,816  ----    25,000    ----
          Months
          Ended
          12/31/96

          Seven     $43,888   $41,805  ----    21,000    ----
          Months
          Ended
          12/31/95

          Twelve    $73,249    $53,924 ----     5,625    ----
          Months
          Ended
          5/31/95
-------------------------------------------------------------------

------------------------------------------------------------------
Robert B. Twelve   $200,000   $75,000  ----    50,000    ----
Lee       Months
Chairman  Ended
and Chief 12/31/97
Executive
Officer   Twelve    $33,333   $31,500  ----    65,000    ----
of CCI    Months
          Ended
          12/31/96(4)
=================================================================

-----------

(1) On December 26, 1995, the Company changed its fiscal year end from May 31 to December 31.

(2) The aggregate amount of all perquisites and other personal benefits paid to each Named Individual is not greater than either $50,000 or 10% of the total of the annual salary and bonus reported for either such executive.

(3) These amounts represent fees paid pursuant to a financial advisory agreement between the Company and 712 Advisory Services, Inc., an affiliate of Mr. Siegler. See "Management of the Company - Certain Relationships and Related Party Transactions."

(4) Mr. Lee's fiscal 1996 compensation includes only the compensation paid to him by CCI following CCI's acquisition by the Company on November 6, 1996.

Compensation Committee Interlock and Insider Participation
----------------------------------------------------------

     Compensation decisions during the fiscal year ended December 31, 1997 were made by the Company's Board of Directors, which included Wayne M. Mertes, President and Chief Executive Officer of the Company, and Robert B. Lee, Chairman and Chief Executive Officer of CCI. Neither Mr. Mertes nor Mr. Lee participated in Board deliberations or voting concerning their compensation, which has been established by their respective employment agreements.

Employment Agreements
---------------------

     The Company is a party to an employment agreement with Mr.
Mertes (the "Employment Agreement") which expires on October 31,
1998. Pursuant to the Employment Agreement, Mr. Mertes acts as President and Chief Executive Officer of the Company, for which he currently receives an annual salary of $220,000 and is prohibited from competing with the Company for a period of 18 months following the term of the agreement. Mr. Mertes is entitled to receive a bonus equal to 20% of the Company's annual "Defined Income"
(defined as the Company's net income, after eliminating all extraordinary or non-recurring items of income and expense, before deduction of taxes and interest) in excess of $5,392,000, with a maximum annual bonus limit of $200,000.

     In November 1996, CCI entered into three year employment agreements with Robert L. Lee, CCI Chairman and Chief Executive Officer, and Jack L. Courtemanche, CCI President, for which they receive an annual salary of $200,000 and $175,000, respectively, and bonus potential, based on CCI operating profits, of $75,000 and $50,000, respectively, subject to annual adjustments to the bonus potential as may be determined by the Company's Board of Directors. Each such individual is prohibited from competing with CCI for a period of 18 months following the term of his respective agreement.

Stock Option Plans
------------------

     1993 Stock Option Plan
     ----------------------

     In August 1993, the Company adopted and approved the 1993 Stock Option Plan (the "August 1993 Plan"). The August 1993 Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The August 1993 Plan provides for the award of options to purchase up to 300,000 shares of Common Stock, of which 211,649 were subject to outstanding options as of December 31, 1997. The August 1993 Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the August 1993 Plan, full authority to select Company individuals eligible to participate in the August 1993 Plan, including officers, directors (whether or not employees) and consultants. The August 1993 Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the August 1993 Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each participant in the August 1993 Plan, which terms shall be reflected in an option agreement executed in connection with the granting of the option. During the year ended December 31, 1997, no options were granted under the August 1993 Plan.

     1993 Option Plan
     ----------------

     In November 1993, the Company adopted and approved the 1993 Option Plan (the "November 1993 Plan"). The November 1993 Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The November 1993 Plan provides for the award of options to purchase up to 232,500 shares of the Company's Common Stock, of which 147,300 were subject to outstanding options as of December 31, 1997. The November 1993 Plan is administered by the Company's Board of Directors, which has, subject to the provisions of the November 1993 Plan, full authority to select Company individuals eligible to participate in the November 1993 Plan, including officers, directors (whether or not employees) and consultants. The November 1993 Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-qualified stock options. Options granted pursuant to the November 1993 Plan will have such vesting schedules and expiration dates as the Board of Directors shall establish in connection with each participant in the November 1993 Plan, which terms shall be reflected in an option agreement executed in connection with the granting of the option. During the year ended December 31, 1997, no options were granted under the November 1993 Plan.

     1995 Stock Option Plan
     ----------------------

     In September 1995, the Company adopted and approved the 1995 Stock Option Plan (the "1995 Option Plan"). The 1995 Option Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The 1995 Option Plan provides for the award of options to purchase up to 150,000 shares of Common Stock, of which 136,000 shares were subject to outstanding options as of December 31, 1997. The 1995 Option Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the 1995 Option Plan, full authority to select Company individuals eligible to participate in such plan, including officers, directors (whether or not employees) and consultants.
The 1995 Option Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the 1995 Option Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each participant in the 1995 Option Plan, which terms shall be reflected in an option agreement executed in connection with the granting of the option. During the year ended December 31, 1997, no options were granted under the 1995 Option Plan.

     1996 Stock Option Plan
     ----------------------

     In October 1996, the Company's Board of Directors adopted and approved the 1996 Stock Option Plan (the "1996 Option Plan"). The 1996 Option Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. The 1996 Option Plan provides for the award of options to purchase up to 450,000 shares of Common Stock, of which 422,000 shares were subject to outstanding options as of December 31, 1997. The 1996 Option Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has, subject to the provisions of the 1996 Option Plan, full authority to select Company individuals eligible to participate in such plan, including officers, directors (whether or not employees) and consultants.
The 1996 Option Plan provides for the awarding of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non-incentive stock options. Options granted pursuant to the 1996 Option Plan will have such vesting schedules and expiration dates as the Stock Option Committee shall establish in connection with each participant in the 1996 Option Plan, which terms shall be reflected in an option agreement executed in connection with the granting of the option. During the year ended December 31, 1997, no options were granted under the 1996 Option Plan.

     1997 Stock Option Plan
     ----------------------

     In June 1997, the Company's Board of Directors adopted and approved the 1997 Stock Option Plan. The 1997 Option Plan is designed to serve as an incentive for retaining qualified and competent directors, employees and consultants. See "Approval of the Company's 1997 Stock Option Plan."

Options Granted During Fiscal Year Ended December 31, 1997
----------------------------------------------------------

     The following table sets forth certain information concerning options granted during the fiscal year ended December 31, 1997 to the Named Individuals.

=================================================================
                                             Potential realizable
                                             value at
                                                assumed annual
                                             rates of stock price
                                               appreciation for
                    Individual Grants           option term(1)
                    -----------------        --------------------

                 Percent
                 of to-
                 tal op-
                 tions
                 granted
                 ted to   Exer-
                 em-      cise
                 ployees  or
                 in       base    Expir-
        Options  fiscal   price   ation
Name    Granted  year(2)  ($/Sh)  Date     5% ($)       10% ($)
------------------------------------------------------------------
Gary N.  187,500  33.3%  $15.125  6/3/07 $1,783,506   $4,519,754
Siegler
------------------------------------------------------------------
Wayne M.  95,000  16.9%  $15.125  6/3/07 $  903,642   $2,290,009
Mertes
-------------------------------------------------------------------
Robert    65,000  11.6%  $15.125  6/3/07 $  618,282   $1,566,848
B. Lee
-------------------------------------------------------------------
Kenneth   30,000   5.3%  $15.125  6/3/02 $  125,363   $  277,019
W. Ashley
=================================================================

------------

(1) The 5% and 10% assumed annual rates of appreciation are mandated by rules of the Securities and Exchange Commission and do not reflect estimates or projections of future Common Stock prices. There can be no assurance that the amounts reflected in this table will be achieved.

(2) This percentage is based on the total number of options granted to the Company's employees and its Chairman during the year ended December 31, 1997.

Option Values
-------------

     The following table sets forth, as of December 31, 1997, the number of options and the value of exercised and unexercised options held by the Named Individuals.

=================================================================
                                                      Value of
                               Number of             Unexercised
                              Unexercised           in-the-money
                               Options at            Options at
                              Dec. 31, 1997       Dec. 31, 1997(1)
                              -------------       ----------------
       Shares
       Shares
       Acquired    Value
       in Exer-   Realized  Exer-    Unexer-  Exer-    Unexer-
Name   cise (#)      ($)    cisable  cisable  cisable  cisable
-------------------------------------------------------------------
Gary N.   ----       ----   313,750  187,500 $7,395,632  $3,328,125
Siegler

Wayne M.  ----       ----   222,500   95,000 $5,722,038  $1,686,250
Mertes

Robert    ----       ----    50,000   65,000 $  862,250  $1,153,750
B. Lee

Kenneth   5,000     $51,250  38,708   53,667 $  982,479  $1,038,415
W. Ashley
=================================================================

-------------

(1) On December 31, 1997 the last reported sales price for the Common Stock on the Nasdaq National Market was $32.875.

Board of Directors Report on Executive Compensation
---------------------------------------------------

     During the year ended December 31, 1997, the Board of Directors ratified all decisions regarding the compensation of the Company's executive officers and employees based upon the recommendations of the Company's executive officers.

     Compensation of the Company's executive officers and key employees has historically consisted of three components: base salary, monthly incentive awards and annual bonuses. Base compensation levels have been developed in order to attract and retain executives and key employees based on their level of responsibility within the Company. Generally, the Company has positioned salaries, together with some anticipated level of monthly incentive awards, at median compensation levels for comparable positions and responsibilities in the market.
Individual salaries may be higher or lower based on the qualifications and experience of the individual as well as Company performance. Base salaries have been subject to periodic review and adjustment and annual salary adjustments have been made based on the factors described above. Monthly incentive awards and annual bonuses closely link executive pay with performance in areas key to the Company's short term operating success. The Company has granted monthly incentive awards and annual bonuses to executives and employees based upon subjective and objective performance criteria relating to both the Company and the individual, including the level of Company revenues and earnings, a person's responsibility level and other performance targets.


     During the year ended December 31, 1997, the compensation of the Company's President and Chief Executive Officer, Mr. Mertes, was established pursuant to a written employment agreement which expires on October 31, 1998. Mr. Mertes currently receives an annual salary of $220,000 and is entitled to receive a bonus equal to 20% of the Company's annual "Defined Income" (defined as the Company's net income, after eliminating all extraordinary or non-recurring items of income and expense, before deduction of taxes and interest) in excess of $5,392,000, with a maximum annual bonus limit of $200,000. See "Management of the Company -- Employment Agreements."

     The Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers.
For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under the Code, the Company may deduct such compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1.0 million or meets certain other conditions. The applicability of such limitations is also discussed under "Approval of the Company's 1997 Stock Option Plan -- Certain Federal Income Tax Consequences" above.


     The Company has established the 1993 Stock Option Plan, 1995 Stock Option Plan and 1996 Stock Option Plan, which are administered by the Stock Option Committee of the Board, and the 1993 Option Plan and 1997 Stock Option Plan, which are administered by the Board. See "Management of the Company -- Stock Option Plans." The Company adopted these stock option plans in order to create incentives for retaining qualified and competent employees and maximizing long-term stockholder values.

     During the year ending December 31, 1998, the Board of Directors intends to establish a Compensation Committee consisting of independent directors that will examine and evaluate the performance of the Company's officers and employees, through discussions with senior management and otherwise, and make recommendations to the Board of Directors with respect to base salary, monthly incentive awards, annual bonuses and any other elements of compensation in light of an overriding Company philosophy linking pay and performance.

                         BOARD OF DIRECTORS
                         Gary N. Siegler
                         Wayne M. Mertes
                         Robert B. Lee
                         Stephen M. Davis
                         Doy B. Henley
                         Greg McCaffery
                         Neil H. Koffler

Performance Graph
-----------------

     Set forth below is a graph comparing cumulative total stockholder returns (assuming reinvestment of dividends) of the Company; the CRSP Total Return Index for The Nasdaq Stock Market
(US), comprising all domestic shares traded in the Nasdaq National Market and the Nasdaq SmallCap Market; and a self-determined peer group of seven companies. The graph assumes $100 invested on September 30, 1993 (the date of the Company's initial public offering) in the Company and in each of the indices. The performance shown in the graph is not necessarily indicative of future performance.
                    [Performance graph]

Certain Relationships and Related Party Transactions
----------------------------------------------------

     The Company has a financial advisory agreement dated January 23, 1998 (the "Advisory Agreement") with 712 Advisory Services, Inc., an affiliate (the "Affiliate") of the Chairman of the Company, Mr. Gary N. Siegler. Mr. Neil H. Koffler, a director of the Company, is also an employee of the Affiliate. Pursuant to the Advisory Agreement, the Affiliate has agreed to provide advice and consultation concerning financial and related matters, including, among other things, with respect to private financings, public offerings, acquisitions, commercial banking relations and other business ventures. The Advisory Agreement has an initial term ending December 31, 1998 and is automatically renewable for additional periods of one year unless either party elects to terminate prior to the conclusion of any year. The Advisory Agreement provides that the Affiliate shall be paid fees at the rate of $230,625 per annum. In the event of certain "changes of control" events relating to the Company, the Affiliate is entitled to immediate payment of the remaining unpaid annual fee through the end of the calendar year in which the change of control occurs. Fees paid under a prior advisory agreement between the Company and the Affiliate totaled $220,000 and $150,000 for the fiscal years ended December 31, 1997 and 1996, respectively, $75,000 for the seven months ended December 31, 1995 and $150,000 for the fiscal year ended December 31, 1995. In addition, a Chairman's salary and bonus of $190,000 in the aggregate were payable to Mr. Siegler for the year ended December 31, 1997 and $180,000 in the aggregate was paid for the year ended December 31, 1996. During 1996, an additional $385,000 was paid to the Affiliate for financial advisory services rendered in connection with the Company's acquisition of CCI.

     In September 1997, the company acquired, for $2.75 million, a limited partnership interest in Dune Jet Services, L.P. (the "Partnership"), a Delaware limited partnership formed for the purposes of acquiring and operating an airplane for the partners' business uses and for third-party charter flights (the "Aircraft").
The general partner of the Partnership is Dune Jet Services, Inc.
("DJ Services") a Delaware corporation, the sole stockholder of which is the Company's Chairman, Mr. Siegler. DJ Services contributed $1.55 million for its general partnership interest and an additional $3.25 million for a separate limited partnership interest. The Aircraft has been partially financed by a $4.25 million loan from a third party financing source, the repayment of which loan is personally guaranteed by Mr. Siegler. Pursuant to the Partnership's limited partnership agreement and operating agreement terms, the Company, as a limited partner, has the right to use the Aircraft for business purposes for its pro rata share of 800 hours per year, at a rate modestly above the variable cost of operating the Aircraft. Hours not used by the partners will be available for charter flights at market rates. Profits and losses of the partnership are generally allocated in accordance with the partners' respective capital contributions, except that depreciation is allocated to the general partner, and distributions to the partners will be made in the same ratios as the allocations of profits and losses. Pursuant to the partnership agreement, DJ Services is entitled to reimbursement for expenses and indemnification from the Partnership for acting in its capacity as general partner. Other than the purchase of its partnership interest, the Company has made no other payments with respect to the Partnership.

     Mr. Robert B. Lee, a director of the Company and the Chairman and Chief Executive Officer of CCI, is a partner in two joint ventures which are parties to lease agreements with the Company's CCI subsidiary. Pursuant to these agreements, CCI leases from the joint ventures two parcels of property constituting CCI's entire manufacturing facilities. During the year ended December 31, 1997, the Company paid $1,486,000 under such lease agreements. The lease agreements call for future payments of $1,543,000 annually, adjusted 3% annually for inflation, through 2001.


     Werbel & Carnelutti, a law firm in which Mr. Stephen M. Davis, the Secretary and a director of the Company, is a partner, performed legal services for the Company for which it was paid fees and expenses of $122,740 during the year ended December 31, 1997.

                          VOTING SECURITIES AND
                        PRINCIPAL HOLDERS THEREOF

     The following table set forth as of March 1, 1998 the number and percentage of shares of Common Stock held by (i) each of the executive officers and directors of the Company, (ii) all persons who are known by the Company to be the beneficial owners of, or who otherwise exercise voting or dispositive control over, five percent or more of the Company's outstanding Common Stock and (iii) all of the Company's present executive officers and directors as a group:

=================================================================
Name and Address              Common Stock        Percentage of
of Beneficial Owner              Owned(1)         Outstanding
-------------------------------------------------------------------
Gary N. Siegler (2)(3)           1,624,998            23.9%
c/o Siegler, Collery & Co.
10 East 50th Street
New York, NY 10022
-------------------------------------------------------------------
Wayne M. Mertes (4)              506,407              7.5%
c/o National R.V., Inc.
3411 N. Perris Blvd.
Perris, CA 92571
------------------------------------------------------------------
Robert B. Lee (5)                407,441              6.2%
c/o National R.V., Inc.
3411 N. Perris Blvd.
Perris, CA 92571
------------------------------------------------------------------
Neil H. Koffler (6)              659,822             10.1%
c/o Siegler, Collery & Co.
10 East 50th Street
New York, NY 10022
------------------------------------------------------------------
Stephen M. Davis (7)              26,296                X
-------------------------------------------------------------------
Doy B. Henley                         0                 0%
----------------------------------------------------------------
Greg McCaffery                      775                 X
------------------------------------------------------------------

------------------------------------------------------------------
Kenneth W. Ashley (8)            36,992                 X
---------------------------------------------------------------
Peter M. Collery (2)(9)       1,076,963             16.4%
c/o Siegler, Collery & Co.
10 East 50th Street
New York, NY 10022
-----------------------------------------------------------------
The SC Fundamental Value        403,043              6.2%
  Fund, L.P. (2)
c/o Siegler, Collery & Co.
10 East 50th Street
New York, NY 10022
-----------------------------------------------------------------
All executive officers and    2,662,937             37.1%
directors as a group (8 in
number) (2)(3)(4)(5)(6)(7)(8)
=================================================================

--------------

X    Less than one percent.

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them. The amounts in the table do not include shares of Common Stock which underlie options granted under the 1997 Option Plan.
     See "Approval of the Company's 1997 Stock Option Plan."

(2) Messrs. Siegler and Collery, due to their joint ownership of Siegler Collery and other affiliates which control each of The SC Fundamental Value Fund, L.P. (listed in the table) and certain other entities which beneficially own an aggregate of 565,920 shares of Common Stock, are each deemed to beneficially own all of the shares of Common Stock owned of record by all such entities.

(3) Includes 313,750 shares underlying outstanding options held by Mr. Siegler and 46,705 shares of Common Stock owned by The
     Gary N. Siegler Foundation, which shares Mr. Siegler is deemed to beneficially own.

(4) Includes 222,500 shares underlying outstanding options and excludes 2,500 shares of Common Stock owned by Mr. Mertes' wife, Mrs. Mamie M. Mertes.

(5) Includes 50,000 shares underlying outstanding options and excludes 101,647 shares of Common Stock owned by Mr. Lee's wife, Mrs. Terry N. Lee.


(6) Includes 56,250 shares underlying outstanding options held by Mr. Koffler and an aggregate of 599,794 shares of Common Stock owned by The SC Fundamental Value Fund, L.P. (listed in the table) and S.C. Fundamental Value BVI, Ltd., which shares Mr. Koffler is deemed to beneficially own.

(7)  Includes 20,750 shares underlying outstanding options.

(8)  Includes 15,000 shares underlying outstanding options.

(9)  Includes 82,500 shares underlying outstanding options.


                            OTHER MATTERS

     The Board of Directors is not currently aware of any other matters to be transacted at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine, subject, in any event, to the requirements of Delaware Law.

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers of the Company may also solicit proxies by telephone or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                        FINANCIAL STATEMENTS

     The Company's audited financial statements for the year ended December 31, 1997 and certain other related financial and business information of the Company are contained in the 1997 Annual Report to Stockholders mailed with this Proxy Statement.

                      STOCKHOLDERS' PROPOSALS


     Any proposal which an eligible stockholder wishes to include in the proxy or information statement for the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 3411 N. Perris Boulevard, Perris, California 92571, not later than December 29, 1998.

                              By Order of the Board of Directors

                              /s/ Stephen M. Davis

                              Stephen M. Davis, Secretary
Dated: April 29, 1998

<Ex. I>

                CERTIFICATE OF AMENDMENT
                           OF
              CERTIFICATE OF INCORPORATION
                           OF
              NATIONAL R.V. HOLDINGS, INC.




          It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is National R.V. Holdings, Inc.

          2. The Certificate of Incorporation of the Corporation is hereby amended by striking out the initial paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph the following new initial paragraph to Article FOURTH:

     "FOURTH: The aggregate number of shares of which the Corporation shall have the authority to issue is Twenty-Five Million and Five Thousand Shares (25,005,000) which are divided into Twenty-Five Million (25,000,000) shares of Common Stock, $.01 par value (the "Common Stock"), and Five Thousand (5,000) shares of Preferred Stock, $.01 par value (the "Preferred Stock")."

          3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provision of Section 242 of the General Corporation Law of the State of Delaware.


Signed and attested to on May     , 1998.



                               ---------------------------
                               Wayne M. Mertes, President

Attest:



----------------------

<Ex. II>



                    NATIONAL R.V. HOLDINGS, INC.

                       1997 STOCK OPTION PLAN

                    NATIONAL R.V. HOLDINGS, INC.

                       1997 STOCK OPTION PLAN

          1. Purpose. The purpose of this Plan is to strengthen National R.V. Holdings, Inc. by providing an incentive to its employees, consultants and directors, encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees, consultants and directors of the Company or any subsidiary an added long-term incentive for high levels of performance and exceptional efforts through the grant of options to purchase shares of the Company's common stock under this National R.V. Holdings, Inc. 1997 Stock Option Plan.

          2.   Definitions.  For purposes of the Plan:

               2.1.   "Agreement" means the written agreement
between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

               2.2. "Board" means the Board of Directors of the Company.

               2.3. "Cause" means with respect to an Eligible Employee, including an Eligible Employee who is a director of the Company, (i) the voluntary termination of employment by such Eligible Employee, (ii) intentional failure to perform, or habitual neglect of, reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of an Optionee's duties, (iv) an Optionee's engaging in a transaction in connection with the performance of such Optionee's duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit to the Optionee, (v) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties, (vi) willful violation of any policy adopted by the Company relating to the performance or behavior of employees or
(vii) acts of carelessness or misconduct which have in the reasonable judgment of the Company's Board of Directors, an adverse effect on the Company.

               2.4. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

               2.5.   "Code" means the Internal Revenue Code of
1986, as amended.

               2.6.   "Company" means National R.V. Holdings, Inc.

               2.7. "Consultant Option" means an Option granted to a consultant pursuant to Section 7.

               2.8. "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

               2.9.   "Disability" means a physical or mental
infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of sixty (60) consecutive days.

               2.10. "Eligible Employee" means any officer or other employee of the Company or a Subsidiary who is designated by the Board as eligible to receive Options subject to the conditions set forth herein.

               2.11. "Employee Options" means an Option granted to an Eligible Employee pursuant to Section 6.

               2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               2.13. "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

               2.14. "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Board as an Incentive Stock Option.

               2.15. "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

               2.16. "Nonemployee Director" means a director of the Company who is not a full-time employee of the Company or any Subsidiary.

               2.17. "Option" means an Employee Option, a Director Option, a Consultant Option or any or all of them.

               2.18. "Optionee" means a person to whom an Option has been granted under the Plan.

               2.19. "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               2.20. "Plan" means the National R.V. Holdings, Inc. 1997 Stock Option Plan.

               2.21.  "Shares" means the common stock, par value
$.01 per share, of the Company.

               2.22. "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

               2.23. "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section
424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

               2.24. "Ten-Percent Stockholder" means an Eligible Employee or other eligible Plan participant, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration.

               3.1. The Plan shall be administered by the Board which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Board shall keep minutes of its meetings. A quorum shall consist of not less than a majority of the Board and a majority of a quorum may authorize any action.
Any decision or determination reduced to writing and signed by a majority of all of the members of the Board shall be as fully effective as if made by a majority vote at a meeting duly called and held. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, fraud or bad faith. The Company hereby agrees to indemnify each member of the Board for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action or failure to act in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

               3.2. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time to determine those Optionees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to such Optionee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

               3.3. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time:

                         (a)  to construe and interpret the Plan
and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Board in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

                         (b)  to determine the duration and
purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                         (c)  to exercise its discretion with
respect to the powers and rights granted to it as set forth in the Plan;

                         (d)  generally, to exercise such powers
and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

               3.4 Notwithstanding anything to the contrary contained herein, the Board may designate a committee which shall have and may exercise all the powers and authority of the Board in administering this Plan. Any action specified herein to be taken by the Board, shall, if a committee is formed to administer the Plan, be satisfied by the action of the committee.

          4.   Stock Subject to Plan.

               4.1. The maximum number of Shares that may be made the subject of Options granted under the Plan is 600,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 9) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

               4.2. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason, the Shares allocable to the canceled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

          5.   Option Grants for Nonemployee Directors.

               5.1.   Authority of Board.  Subject to the
provisions of the Plan, the Board shall have full and final authority to select those Nonemployee Directors who will receive
Director Options, the terms and conditions of which shall be set forth in an Agreement.

               5.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Director Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Director Option shall be not less than the Fair Market Value of a Share on the date the Director Option is granted.

               5.3. Duration. Director Options shall be for a term to be designated by the Board and set forth in the Agreement evidencing the Option.

               5.4.   Vesting.   Each Director Option shall,
commencing not earlier than the date of its grant, become exercisable in such installments (which need not be equal or may be one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Director Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          6.   Option Grants for Eligible Employees.

               6.1.   Authority of Board.  Subject to the
provisions of the Plan, the Board shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no Eligible Employee shall receive an Incentive Stock Option unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

               6.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Employee Option shall be (i) except as provided in clause (ii) of this Section 6.2, not less than the Fair Market Value of a Share on the date the Employee Option is granted; and (ii) with respect to any Incentive Stock Option granted to a Ten Percent Stockholder, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

               6.3. Duration. Employee Options granted hereunder shall be for such term as the Board shall determine, provided that no Employee Option shall be exercisable after the expiration of ten
(10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Board may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               6.4.   Vesting.  Each Employee Option shall,
commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Board, Employee Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of the grant of the Employee Option, the second installment of which shall become exercisable on the second anniversary of the date of grant of the Employee Option, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Employee Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          7.   Option Grants for Consultants.

               7.1.   Authority of Board.  Subject to the
provisions of the Plan, the Board shall have full and final authority to select those consultants to the Company or a Subsidiary who will receive Consultant Options, the terms and conditions of which shall be set forth in an Agreement. An employee or officer of the Company shall not be deemed a consultant.

               7.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Consultant Option shall be determined by the Board and set forth in the Agreement evidencing the Option, provided that the purchase price per Share under each Consultant Option shall be not less than the Fair Market Value of a Share on the date the Consultant Option is granted.

               7.3.   Duration.  Consultant Options granted
hereunder shall be for such term as the Board shall determine, provided that no Consultant Option shall be exercisable after the expiration of ten (10) years from the date it is granted. The Board may, subsequent to the granting of any Consultant Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               7.4.   Vesting.   Each Consultant Option shall,
commencing not earlier then the date of its grant, become exercisable in such installments (which need not be equal or may be in one installment) and at such times as may be designated by the Board and set forth in the Agreement evidencing the Option. To the extent not otherwise provided by the Board, Consultant Options shall be exercisable in three (3) equal installments each equal to one-third of the entire Option granted, the first of which shall become exercisable on the first anniversary of the date of grant of the Consultant Options, the second installment of which shall become exercisable on the second anniversary of the date of grant, and the final installment of which shall become exercisable on the third anniversary of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or part, at any time after becoming exercisable, to not later than the date the Consultant Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

          8.   Terms and Conditions Applicable to All Options

               8.1. Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such

Optionee only by the Optionee or his or her guardian or legal representative. The terms of each Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               8.2. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Board in its discretion, by any one or a combination of the following: (i) cash, (ii) transferring Shares to the Company upon such terms and conditions as determined by the Board; or (iii) as otherwise determined by the Board. At the Optionee's request and subject to the consent of the Board, Shares to be acquired upon the exercise of a portion of an Option will be applied automatically to pay the purchase price in connection with the exercise of additional portions of the Option then being exercised. The written notice pursuant to this Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               8.3. Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

               8.4.   Termination of Employment or Services.
Unless otherwise provided in the Agreement evidencing the Option, an Option (other than an Option granted to a consultant or a Nonemployee Director) shall terminate upon an Optionee's termination of employment (or similar arrangement) with the Company and its Subsidiaries as follows:

                         (a)  in the event the Optionee's
employment terminates as a result of Disability, the Optionee may at any time within three (3) months after such event exercise the Option or portion thereof that was exercisable on the date of such termination;

                         (b)  if an Optionee's employment
terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

                         (c)  if an Optionee's employment
terminates without Cause, the Optionee may at any time within one
(1) month after such event exercise the Option or portion thereof that was exercisable on the date of such termination; and

                         (d)  if an Optionee dies while an employee
of the Company or any Subsidiary or within six (6) months after termination as a result of Disability as described in clause (a) of this Section 8.4, the Option may be exercised at any time within six (6) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination.

               Notwithstanding the foregoing, in no event may any Option be exercised by anyone after the expiration of the term of the Option.

               8.5. Termination of Nonemployee Director Options and Consultant Options. Nonemployee Director Options and Consultant Options granted to Nonemployee Directors and consultants to the Company or a Subsidiary shall terminate under such circumstances as are provided in the Agreement evidencing the Option, and if not expressly specified, as of the close of business on the last day of the term of the Option, but in no event may such an Option be exercised by anyone after the expiration of the term of the Option.

               8.6. Modification or Substitution. The Board may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

          9.   Adjustment Upon Changes in Capitalization.

               9.1. Subject to Section 10, in the event of a Change in Capitalization, the Board shall conclusively determine the appropriate adjustments, if any, to the maximum number or class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

               9.2. Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by
Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               9.3. If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

          10.  Effect of Certain Transactions.

               In the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in Section 2.4 hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 9 hereof shall be made by the Board.

          11.  Termination and Amendment of the Program.

               11.1. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

               11.2. Except as provided in Sections 9 and 10 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

          12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                 (i) give any person any right to be granted an Option other than at the sole discretion of the Board;

                (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

                (iv)     be evidence of any agreement or
understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          14.  Regulations and Other Approvals; Governing Law.

               14.1.  This Plan and the rights of all persons
claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

               14.2. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

               14.3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               14.4. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               14.5. Each Option is subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, or as otherwise determined to be acceptable to the Board.

               14.6. Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said act or pursuant to a exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          15.  Miscellaneous.

               15.1. Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Board may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

               15.2. Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld
(the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax
Election"), which may be accepted or rejected in the discretion of the Board, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market
Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding
Window Period or (ii) (A) the Tax Election is made at least six months prior to the date the Option is exercised and (B) the Tax election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Board may, by the adoption of rules or otherwise,
(i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Board determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                    (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

               15.3. Designation of Beneficiary. Each Optionee may designate a person or persons to receive in the event of his or her death, any Option or any amount payable pursuant thereto, to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

          16. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

                    NATIONAL R.V. HOLDINGS, INC.

               PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 29, 1998

     The undersigned hereby appoints Wayne M. Mertes and Kenneth W. Ashley proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of National R.V. Holdings, Inc., a Delaware Corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, May 29, 1998 at 9:00 a.m., Pacific Standard Time, at the Company's headquarters located at 3411 N. Perris Boulevard, Perris, California 92571, or any adjournments or postponements thereof, with all the powers the undersigned would have if personally present on the following matters:

1.   Election of the following                         WITHHOLD
     nominees to serve as                              AUTHORITY
     Class II Directors until           FOR            to vote
     the 2001 Annual Meeting of         all            for all
     Stockholders.                      nominees       nominees

                                        [   ]          [   ]

     NOMINEES: Robert B. Lee, Greg McCaffery and Stephen M. Davis

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


     -------------------------------------------------------------

2.   Proposal to amend the         FOR       AGAINST        ABSTAIN
     the Company's Certificate     [  ]      [  ]           [  ]
     of Incorporation in order
     to increase the authorized shares
     of Common Stock to 25,000,000.

3.   Proposal to approve the       FOR       AGAINST        ABSTAIN
     Company's 1997 Option Plan.   [  ]      [  ]           [  ]

4.   Proposal to ratify and
     approve the selection by the
     Board of Directors of Price
     Waterhouse LLP, as the        FOR       AGAINST        ABSTAIN
     Company's independent public  [  ]      [   ]          [  ]
     accountants for the fiscal
     year to end December 31, 1998.

5.   In their discretion, the above-named
     proxies are authorized to vote in
     accordance with their own judgment
     upon such other matters as may properly
     come before the Annual Meeting or any
     adjournments or postponements thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted "FOR" the election of all nominees for Directors in Item 1 and "FOR" Items 2, 3 and 4 and the proxies will use their discretion with respect to any matters referred to in Item 5.

The undersigned stockholder(s) acknowledges receipt of an accompanying Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated April 29, 1998.

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Dated:         , 1998

Signature(s):
               ------------------------------------------------

(Note: Please complete, date and sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.)



               RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

<CORRESP>
                           WERBEL & CARNELUTTI
                       A Professional Corporation
                             711 Fifth Avenue
                        New York, New York 10022


                              April 28, 1998

VIA EDGAR
----------

Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C.  20549
Attention: Filing Desk

          Re:  National R.V. Holdings, Inc.
               Preliminary Proxy Statement
               ---------------------------

Dear Ladies and Gentlemen:

          On behalf of National R.V. Holdings, Inc., a Delaware corporation (the "Company"), I enclose for filing with the Securities and Exchange Commission (the "Commission") pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 (the "Exchange Act") a definitive copy of (1) the Company's Proxy Statement relating to its 1998 Annual Meeting, (2) a Notice of Annual Meeting and (3) the Proxy Card. No fee is required in connection with this filing.

          Pursuant to Rule 14a-6(d) under the Exchange Act, I hereby advise you that the Company anticipates releasing definitive copies of the proxy materials to its stockholders on or about April 29, 1998.

          If we can respond to any comments or questions, please do not hesitate to contact the undersigned or Stephen M. Davis of this firm, collect, at (212) 832-8300.

                              Sincerely,

                              /s/ Peter DiIorio

                              Peter DiIorio
Enclosures

117559